                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              Broadview Media, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              BROADVIEW MEDIA, INC.


                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JULY 19, 2002

                             ----------------------


TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

         The 2002 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 WEST 77TH STREET, Minneapolis, Minnesota, on Friday, July 19, 2002, at 1:00 P.M., Central Daylight time, for the following purposes:

         1.       To set the number of members of the Board of Directors at five
                  (5).

         2.       To elect directors of the Company for the ensuing year.

         3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on June 21, 2002 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                          DEAN BACHELOR
                                                          Chairman of the Board


Dated:  June 27, 2002
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.


                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2002

                            -------------------------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on July 19, 2002, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about June 27, 2002.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed June 21, 2002 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 21, 2002, 1,400,379 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of June 21, 2002.


         NAME AND ADDRESS                                 AMOUNT AND NATURE OF          PERCENT OF
         OF BENEFICIAL OWNER                           SHARES BENEFICIALLY OWNED(1)       CLASS
         -------------------                           ----------------------------       -----
         John C. Lorentzen and Penney L. Fillmer               235,916                     16.8%
         1205 South Main Street
         Wheaton, IL

         Kathy L. Bachelor                                     113,554(2)                   8.1%
         14069 Greenway Ave
         Prior Lake, MN 55372

         McDonald & Co. Securities                             104,630                      7.5%
         800 Superior Avenue
         Cleveland, OH

         James H. Binger                                        92,555                      6.6%
         Revocable Trust
         80 South Eighth Street
         Minneapolis, MN



--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.
(2) Includes 6,000 shares which may be purchased upon exercise of currently exercisable options held by Dean Bachelor, the Company's CEO.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of June 21, 2002 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                                           NUMBER OF SHARES
OFFICER OR IDENTITY OF GROUP                                  BENEFICIALLY OWNED(1)              PERCENT OF CLASS(2)
----------------------------                                  ---------------------              -------------------
John Lorentzen                                                    235,916(3)                           16.8%
Dean Bachelor                                                     113,554(4)                            8.1%
Gerald W. Simonson                                                 57,160(5)                            4.0%
Steven Lose                                                         8,250(6)                            *
Kenneth C. Ritterspach                                              5,800                               *
Nels Johnson                                                            0                               *
Current Directors and Executive Officers
 as a Group (7 persons)                                           420,680(7)                           30.0%

---------------------
 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of June 21, 2002, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.
(3)      Includes 197,800 shares held jointly by Mr. Lorentzen with his wife.
(4) Includes 107,554 shares held by Mr. Bachelor's spouse and 6,000 which may be purchased upon exercise of currently exercisable options.
(5) Includes 21,000 shares which may be purchased upon exercise of currently exercisable options and warrants.
(6) Includes 8,000 shares which may be purchased upon exercise of currently exercisable options.
(7) Includes 35,000 shares which may be purchased upon exercise of currently exercisable options and warrants.


                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five (5). Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters but not less than the affirmative vote of 350,096 shares.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the

Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.



                                          CURRENT
                                        POSITION(S)                                                           DIRECTOR
  NAME OF NOMINEE             AGE      WITH COMPANY        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       SINCE
  ---------------             ---      ------------        ----------------------------------------------       -----
Dean Bachelor                  53      Chairman and     Chairman of the Board and CEO of the  Company  since    2000
                                           CEO          January  2001.   Founder  and  managing  partner  of
                                                        Platinum  Group, a Twin Cities based  management and
                                                        merchant  banking  firm,  from 1981 to present.  Mr.
                                                        Bachelor  has also served as board member and CEO of
                                                        numerous firms.

Nels  Johnson                  49        Director       President of Download  Recordings,  Inc., a contract    2002
                                                        software  developer and consultant  specializing  in
                                                        digital  video and web site  design  and  operation.
                                                        Mr. Johnson is also a contributing  editor,  feature
                                                        writer and faculty member for CMP Publishers.

John C. Lorentzen              47        Director       Partner with Winston & Strawn,  a Chicago  based law    2001
                                                        firm.

Steven Lose                    43        Director       Media  Industry  Development  Manager  with  Silicon    1997
                                                        Graphics,   Inc.  (a  computer  manufacturer)  since
                                                        April  1999.  Director  of North  American  Sales of
                                                        Scitex  Digital  Video,   Inc.  (a  video  equipment
                                                        manufacturer)   from  April  1995  to  April   1999.
                                                        Regional  Sales  Manager  of  Accom,  Inc.  (a video
                                                        equipment  manufacturer)  from  March  1992 to April
                                                        1995.

Gerald W. Simonson             71        Director       Venture capital investor since June 1978.  President    1976
                                                        and Chief  Executive  Officer of Omnetics  Connector
                                                        Corporation    (manufacturer    of    microminiature
                                                        connectors)  since  March  1991.  Also  currently  a
                                                        director of The Chromaline Corporation.





COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has an Audit Committee, which reviews with the Company's independent auditors, the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Lorentzen, Mr. Simonson and Mr. Lose. The Audit Committee met four times during fiscal 2002.

         The Board also has a Compensation Committee currently consisting of all outside Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 2002, the Compensation Committee met 2 times. The Board does not have a nominating committee. The Company's Board of Directors held 7 meetings during fiscal 2002. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

DIRECTORS FEES

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director. Total payments of $5,200 were made to directors during fiscal 2002.

CERTAIN TRANSACTIONS

         In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 and February 1997 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. Certain directors or former directors of the Company (including current director Gerald Simonson) purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. In June 1999 the Company restructured the principal and interest payment terms of the Notes to provide for payment of interest quarterly commencing October 31, 1999 and payment of principal in five equal annual installments commencing July 31, 2000.

         The Company has a management services agreement with Platinum Group ("Platinum"), under which Dean Bachelor and Kenneth C. Ritterspach (both partners in Platinum) have assumed the roles of Chairman/CEO and President/COO, respectively. In addition, other members of Platinum perform project work as needed. The intent of the engagement (which is on an interim, indefinite basis) is to provide the company with day-to-day senior leadership. Either party may terminate the agreement with a 120 day termination notice. Compensation is a combination of a retainer ($10,000 biweekly effective June 1, 2002) and reimbursement for out-of-town travel expenses.


                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to the proxy statement for the Company's 2001 annual meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, as filed with the Securities and Exchange Commission.

                   MEMBERS OF THE FISCAL 2002 AUDIT COMMITTEE:
                                  Steven Lose
                                  John C. Lorentzen
                                  Gerald W. Simonson


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the Company's last three fiscal years of persons serving as CEO in fiscal 2002 or who are executive officers whose total salary and bonus for fiscal 2002 exceeded $100,000.


                                    ANNUAL COMPENSATION             LONG TERM COMPENSATION
                               -----------------------------------------------------------------
                                                                      AWARDS           PAYOUTS
                                                               ---------------------------------

                                                               RESTRICTED               LTIP       ALL OTHER
      NAME AND       FISCAL     SALARY      BONUS                STOCK     OPTIONS/    PAYOUTS   COMPENSATION
 PRINCIPAL POSITION   YEAR         $          $       OTHER      AWARDS     SARS #        $            $
 ------------------   ----      -------  -----------  -----      ------     ------    ---------  ------------
Dean Bachelor, CEO    2002        (1)        --         --         --         --         --           --
                      2001        (1)        --         --         --         --         --           --


Kenneth C.            2002        (1)        --         --         --         --         --           --
Ritterspach,
President
                      2001        (1)        --         --         --         --         --           --


(1) The management services of Mr. Bachelor and Mr. Ritterspach were provided through the Company's management agreement with The Platinum Group. These individuals did not receive direct compensation from the Company.

OPTION/SAR GRANTS DURING 2002 FISCAL YEAR

         No options were granted in fiscal 2002 to the officers named in the Summary Compensation Table.

OPTION/SAR EXERCISES DURING FISCAL 2002
    AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the exercise of stock options during fiscal 2002 by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                         NUMBER OF                                                         VALUE OF UNEXERCISED
                          SHARES          VALUE      NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT FISCAL
                         ACQUIRED       REALIZED          AT FISCAL YEAR END                   YEAR END ($)
        NAME            ON EXERCISE        ($)       (EXERCISABLE/UNEXERCISABLE)      EXERCISABLE/UNEXERCISABLE(1)
        ----            -----------    -----------   ----------------------------     ----------------------------
Dean Bachelor                0              0           6,000             0                0                0
Kenneth C.                   0              0             0               0                0                0
Ritterspach

(1) Market value of underlying securities at March 31, 2002 ($.43 ) minus the exercise price.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2002, all Section 16(a) filing requirements applicable to Insiders were complied with except that H. Michael Blair was late filing a Form 3.

                              INDEPENDENT AUDITORS

         Lurie Besikof Lapidus & Company, LLP acted as the Company's independent auditors for the fiscal year ended March 31 2002 and has been selected to act as the Company's auditors for fiscal 2003. A representative of Lurie Besikof Lapidus & Company, LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         On April 11, 2002, the Company engaged the accounting firm of Lurie Besikof Lapidus & Company, LLP as the independent public accountants to replace the firm of Boulay, Heutmaker, Zibell & Co. P.L.L.P., which was the principal independent public accountant for the Company's most recent certified financial statements. The Company's Audit Committee participated in and recommended to the Board of Directors of the Company the decision to change independent accountants.

         The reports of Boulay, Heutmaker, Zibell & Co. P.L.L.P. on the Company's financial statements for the two fiscal years ended March 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and any subsequent interim period preceding the selection of Lurie Besikof Lapidus & Company, LLP, there were no disagreements with Boulay, Heutmaker, Zibell & Co. P.L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Boulay, Heutmaker, Zibell & Co. P.L.L.P., would have caused them to make reference thereto in their report on the Company's financial statements for such years.

         AUDIT FEES. The aggregate fees billed by Lurie Besikof Lapidus & Company, LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2002 were $28,500. The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. PLLP for professional services rendered in connection with fiscal 2002 reviews of the financial statements included in the Company's Forms 10-QSB for fiscal 2002 were $9,445.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Neither Lurie Besikof Lapidus & Company, LLP nor Boulay, Heutmaker, Zibell & Co. PLLP billed any fees for financial information systems design and implementation services rendered to the Company during fiscal 2002.

         ALL OTHER FEES. The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. PLLP for all other non-audit services rendered to the Company during fiscal 2002 were $17,293.

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Lurie Besikof Lapidus & Company, LLP's and Boulay, Heutmaker, Zibell & Co. PLLP's independence and has determined that such services have not adversely affected Lurie Besikof Lapidus & Company, LLP's or Boulay, Heutmaker, Zibell & Co. PLLP's independence.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 2002 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 annual meeting must be received by the Company by March 2, 2003, to be includable in the Company's proxy statement and related proxy for the 2003 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2003 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after May 16, 2003, then management named in the Company's proxy form for the 2003 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2002, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2002 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.




Dated: June 27, 2002
Minneapolis, Minnesota

       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 19, 2002.

The undersigned hereby appoints Dean Bachelor and Kenneth C. Ritterspach or either of them acting alone, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of Broadview Media, Inc., a Minnesota corporation (the "Company"), to be held on Friday, July 19, 2002 at 1:00 p.m., and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on June 21, 2002, with all of the powers the undersigned would possess if personally present at such meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                                                                     SEE REVERSE
                                                                        SIDE

   [x] PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE


 1. Election of        FOR          WITHHELD
    Directors          [ ]            [ ]


 NOMINEES: Dean Bachelor
           Nels Johnson
           John Lorentzen
           Steve Lose
           Gerald Simonson

  For all nominees, except vote withheld from the following nominee(s):

________________________________________________


                                                   FOR      AGAINST     ABSTAIN
2. Set the number of directors at five (5).        [ ]        [ ]          [ ]

Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.


SIGNATURE(S)______________________________ DATE___________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.